Exhibit 10.26AT

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FIFTY-SECOND AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

This Fifty-second Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.  The effective date of this Amendment is the date last signed below (the “Amendment Effective Date”).

WHEREAS, [******** ***** and ******** *******] terms are provided by CSG to Customer pursuant to Section 2.11 of the Agreement; and

WHEREAS, pursuant to discussions between CSG and Customer, the Parties agree to amend certain of the terms by which [******** ***** and ******** ********] is made available by CSG and provided to Customer; and

Whereas, CSG and Customer desire to amend the Agreement to provide [******** ***** and *** ******** *******] pursuant to the terms of this Amendment.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to amend the Agreement as follows:

1.	Effective upon the Amendment Effective Date, Customer and CSG mutually agree that Section 2.11 shall be deleted in its entirety and replaced as follows:

2.11  [******** ***** and ******** ********].

a)  [******** *****.  CSG will provide Customer with a ******** ****** ******* ********* ("****") and a ******** ***** *****.  The **** will contain the *** ******* for ********** ******** ***** **** and the ******** ***** ***** (“***** *”) will ******* **** *** ******** ****].  Products and Services included in [***** *] include and are limited to Communications Control System ("CCS®"), Advanced Customer Service Representative ("ACSR®"), CSG SmartLink®BOS ("SLBOS"), Event Notification Interface ("ENI"), Product Configurator - Billing Configuration Edition ("BCE"), Product Configurator - Enhanced Sales Edition ("ESE"), Product Configurator - Promotions, Product Configurator - Order Presentation Controller ("OPC"), Advanced Convergent Platform ("ACP") Voice, service order distribution interface ("SODI"), ACP Commercial, CSG Vantage®, CSG Precision eCare®, CSG Workforce Express® ("WFX"), Mass Change Platform ("MCP") and

Exhibit 10.26AT

interfaces from CSG Products and Services.  In order to [******** ********* *** ******** ***** *], Customer and CSG have entered into a Statement of Work for [***** *] outlining necessary [*********** **************, *********** **********], required CSG and Customer [****************], and the [**** ** ***** ***** * shall be ********* *** *** ** ********] (CSG document no. 4134301) (“[***** * ***]”).  [***** * ***] must be completed prior to Customer being able to use Flexible Releases.

(b)  [*** ******** ********].  CSG agrees to provide Customer with the ability to [***** ***********] of [********* ******** ********] for the Products and Services identified in Section 2.11 (a) for a period up to [********** (**) ****] after CSG’s [********* ******* ********** ***** (“******** ********]”). CSG and Customer agree that [******** ********] shall be in in accordance with and subject to the following conditions:

i.  Customer shall provide written notice of the desire to exercise its [***** for a ******* ***** ****] and align with CSG as to the [******** ******] no less than [**** (*) ******** ****] prior to the [********* ********** ******* ****].  “[******** ******]” shall mean the timeframe from the [***** ********] of the [******* **** in the *** *********** until ******** ***** *** ******* **** **** **********].

ii.  CSG reserves the right to review and approve any support and maintenance system changes for **** ***** to production during the [******** ******].  Depending on the [**** ***], CSG may need to apply the [***] to the current production version that Customer has [*** ** *******] or to [********* the ***] to the [***** ******* that Customer is ******* ** **********.  In the event CSG **** *** *******] the request to apply the [*** to the ******* that Customer is ******* ** **********], CSG and Customer agree to follow the escalation process outlined in Exhibit H, section H.10, “Problem Escalation & Resolution” of the Agreement, to resolve the matter.

iii.  Customer shall implement the current version of the [********** **** into the ***** * **********] [*********** within ********** (**) **** of the ********* ********** ******* ****], but no earlier than [***** (*) **** after the ********* ********** ******* ****].  Once Customer is on the current [********** *******, any changes to the current ********** ******* will also be applied to ***** *] [********** ***********].

iv.  [******** ******** shall not be ******* or ********].

v.  [***** * ********** *********** shall not be more than *** (*) ******* ****** the ******* ********* ******* **** ****].

vi.  [***************** * or ***** ********** ****** will not be addressed during any ******** ****** in the ***** * environment. ********** ****** resolved during any ******** ****** will be applied to the ********* ********** **** **** to be implemented with ***** * ****** ******* into **********.  ***************** * or * ********** ****** found in ***** * during the applicable ******** ****** that ******* **** ******* will be performed on an issue by issue basis for ************** in ***** *].

vii.The CSG standard implementation and validation process for [**** ******* ********] will be performed during the [***** * **************].

viii.  Shared third party products and vendor services, including, but not limited to, [****** ***], statements, financial institutions, electronic funds transfer ("EFT"), credit card, regulatory, or United States Postal services are not eligible to be delayed and will require separate deployment of functionality, as necessary, in conjunction with regularly scheduled releases.

ix.  The following products and services are included with [******** ********]: CCS, ACSR®, ACP Voice, Customer Interaction Tracking® (CIT®), SLBOS, ENI, SODI, CSG Vantage®, Product Configurator, Order Services and MCP.

Exhibit 10.26AT

x.Customer [**** ************ are not eligible to be *******] and will be managed and updated pursuant to current [******** ******* *********].

2.

Additionally, the parties mutually agree that Schedule F, “Fees,” shall be amended to add a new subsection vi), “[*** ******** ********],” to Section 1, “Fees,” Section I. “Processing,” Subsection A, Video, High speed Data and Telephony, as follows:

vi.  [*** ******** ********]

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation and Setup Fees (Note 14)	[********]	[*****]
2. Support Services Fees (Note 15)	[*******]	$[**********]

Note 14: Setup and Implementation of [*** ******** ********] shall be mutually agreed upon and documented in that certain Statement of Work, “[********* *** ******** *******]” (CSG document no. 33660)  (the “[******** ******* ***]”), to be executed by CSG and Customer.

Note 15:  Support Services Fees will commence following [********** of the ******** ******* *** and will be limited to ***** *******] and [************ (***) ***** of support per *****].  In the event Customer requests additional [***** for ************* ****], CSG and Customer agree that such support services [*****] and the fees therefor will be set forth in a mutually agreed upon Statement of Work.  Should Customer choose to terminate [*** ******** ********], Customer will provide CSG with no less that [*** ******* ****** (***)] [*****] prior notice of such discontinuance and shall be invoiced any Support Services Fees through the [*** ******* ****** (***) ***] notice period.

3.

As a result of the agreement by the parties to add Support Services Fees, pursuant to item 2 above, CSG and Customer mutually agree that Schedule F, “Fees,”, 1.I.A.i), Item 14 shall be deleted in its entirety and replaced as follows:

14.	Reserved

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Amendment Effective Date (defined above).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Gregory L. Cannon
Title: SVP Billing Strategy & Design	Title: Chief Legal Officer
Name: Michael Ciszek	Name: Gregory Cannon
Date: May 13, 2021	Date: May 13, 2021